UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 30, 2008

HEELYS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33182	75-2880496
(State or other jurisdiction of incorporation or organization)	Commission File No.	(IRS Employer Identification No.)

3200 Belmeade Drive, Suite 100, Carrollton, Texas 75006

(Address of principal executive offices and zip code)

(214) 390-1831

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Definitive Material Contract.

Effective as of April 30, 2008 (the “Effective Date”), two wholly owned subsidiaries of Heelys, Inc. (the “Company”) entered into agreements to change the arrangements regarding the distribution of Heelys-branded footwear and products (“Products”) in France, Monaco and Andorra (the “Territory”).

Termination Agreement

Heeling Sports Limited (“HSL”) entered into a Termination Agreement (the “Termination Agreement”) with Trotwood Import/Export (the “Distributor”), Trotwood Investments Ltd., which is the sole owner of the Distributor (the “Shareholder”), and David Stanley (“Stanley”) and Margarete Stanley (the “Consultant”, and together with Stanley, the sole owners of the Shareholder), to terminate an International Distributor Agreement between HSL and the Distributor (the “Distributor Agreement”).  Under the Termination Agreement:

•                                          HSL agreed to purchase from the Distributor all of the Distributor’s inventory of unsold Products for the Distributor’s cost of such products, the Distributor’s order books relating to Products at the value on Distributor’s books and certain other incidental assets of the Distributor related to its distribution operations as described in the Termination Agreement (the “Purchase Items”).  HSL agreed to pay Distributor for the Purchase Items on or before May 16, 2008.

•                                          HSL agreed to purchase from the Distributor all of the unshipped orders for Products on the Distributor’s order book as of the Effective Date that are not novated to HSL or one of its affiliates (the “Unshipped Orders”) for a price equal to the Distributor’s net wholesale margin on the Unshipped Orders.  The purchase price will be payable to the Distributor on or before the end of the month following HSL’s receipt of payment for the Products shipped in response to all Unshipped Orders.  If an Unshipped Order is not novated to HSL or one of its affiliates, HSL agreed to supply Distributor with goods to fulfill such order, and if any such customer cancels such unshipped order because HSL or its affiliate does not comply with such customer’s terms and conditions of purchase, HSL agreed to pay Distributor the net wholesale margin on such unfulfilled order.

•                                          The Distributor, Stanley and the Consultant agreed, until April 30, 2012, not to directly or indirectly engage in, or enter into any business relationship with any person or entity engaged in, any business that uses, imports, distributes, sales, or manufactures any products that compete with any of the Products anywhere in the world.  In consideration for such covenant not to compete, HSL agreed to pay Distributor an additional amount set forth in the Termination Agreement.

•                                          HSL agreed to pay Distributor an additional amount for each pair of Heelys branded footwear sold by the HSL or its affiliates in the Territory.  This obligation terminates on the earlier of (a) April 30, 2011 or (b) when HSL and its affiliates have sold 400,000 pairs of Heelys-branded footwear in the Territory.

•                                          The Distributor, Stanley and the Consultant jointly and severally agreed to retain, release HSL and its affiliates from, and indemnify HSL and its affiliates against all liabilities incurred by the Distributor relating to all commissions and other amounts payable to the Distributor’s sales agents or others relating to the Unshipped Orders and all liabilities arising out of or in connection with any and all of the Distributor’s actions or omissions under or relating to the Distributor Agreement.

Consulting Agreement

Heeling Sports EMEA, a Belgian company (SPRL) (“EMEA”), entered into a Consulting Agreement (the “Consulting Agreement”) with the Consultant.

The consulting services to be rendered by the Consultant under the Consulting Agreement consist primarily of making available to EMEA the customer lists and other intangible assets of the Consultant that would be useful in developing the “Heelys” brand and distribution business and promoting interest in, and the sales and use of, Products in the Territory.  During the term of the Consulting Agreement, which expires April 30, 2009, EMEA shall pay the Consultant consulting fees as set forth in the Consulting Agreement and shall reimburse the Consultant for her reasonable and pre-approved business and travel expenses.  EMEA may terminate the Consulting Agreement, and the payment obligations thereunder, at any time upon any felony conviction of the Consultant; any theft, misappropriation, or misdirection of EMEA’s funds, property, or business opportunities by the Consultant; the Consultant’s material violation of the Consulting Agreement; or the Distributor’s violation of the Termination Agreement.

Forward Looking Statements

This Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on information currently available to the Company’s management as well as management’s assumptions and beliefs. These statements include statements regarding the Company’s assessment of the claims described above and are generally identified by the use of words such as “subject to,” “believes,” “anticipates,” “plans,” “expects,” “intends,” “estimates,” “may,” “will,” “should,” “can,” the negatives thereof, variations thereof, similar expressions, or discussions of strategy. These forward-looking statements reflect the Company’s current views with respect to future events, based on what we believe are reasonable assumptions; however, such statements are subject to certain risks and uncertainties. The Company’s actual results and the timing of events could differ materially from those described in or implied by the forward-looking statements as a result of risks and uncertainties, including, without limitation, the fact that substantially all of the Company’s net sales are generated by one product, continued changes in fashion trends and consumer preferences and general economic conditions, the Company’s intellectual property may not restrict competing products that infringe on its patents from being sold, the Company’s dependence on independent manufacturers, the Company may not be able to successfully introduce new product categories, the outcome of lawsuits filed against the Company, which could have a material adverse effect on the Company, and additional factors which are detailed in the Company’s filings with the Securities and Exchange Commission, including the Risk Factors contained in the Company’s Annual Report on Form 10-K. Investors, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made herein are only made as of the date of this Report and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Heelys, Inc.

Date: May 2, 2008	By:	/s/ Michael W. Hessong
Michael W. Hessong
Chief Financial Officer